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                            HOMESTAKE MINING COMPANY
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





HOMESTAKE & PLUTONIC
Plutonic Resources Limited
March 1998

       Statements in this presentation regarding future or estimated reserves and other mineralization; projected quantities and periods of future production; production rates; production, capital and other costs; and other estimates of future results or activity are forward looking statements that involve risks and uncertainties that could cause actual results to differ from estimated results. Actual results could differ materially depending on political events, labor relations, currency fluctuations and other general economic conditions, market prices for the Company's products, timing of permits and other government approvals and requirements, changes in expected operating conditions, lower than expected ore grades, unexpected ground and mining conditions, availability and cost of materials and equipment, and risks generally inherent in the ownership and operation of mining properties and investments in foreign countries. See the Company's Preliminary Proxy Statement filed with the Securities and Exchange Commission on January 26, 1998, "CAUTIONARY STATEMENTS," for a more detailed discussion of factors that may impact on expected future results.

Corporate Strategy
o Long Term View of the Gold Industry and Pursue Value Adding Growth by Exploration and/or Acquisition to Achieve:
   o  Lower cash costs
   o  Reserves/production growth
   o  Improved exploration portfolio

o  Plutonic Fits This Criteria

                         [STRONGER/LOWER COST COMPANY]

Due Diligence
o Homestake has undertaken extensive due diligence on Plutonic's assets having examined:
   o  Geological data
   o  Metallurgical data
   o  Mine sites
   o  Budgets and mine plans
o Homestake is satisfied with the quality of the assets, including its ability to meet:
   o  Future production rates
   o  Cash cost reductions
   o  Conversion of mineralized material into reserves

Synergies
o  Strengthens Homestake's Capabilities in Australia
   o  Will expand operations group in Perth
   o  Leverage complementary technological expertise
   o  Plutonic's highly successful exploration team
o  Achieve Over $20 Million in Annual Cost Savings By End of 1998
   o  Will close corporate office and consolidate in Perth
   o Reduction in exploration expenditures from elimination of redundant/duplicate functions and general reduction in budget

Ranking of North American Gold Producers
[Bar chart showing ranking of North American Gold Producers. Graph reflects in descending order of greater production to less production as follows: Newmont*, Barrick*, Homestake & Plutonic, Placer Dome*, and Homestake.]
* Based on information compiled by Homestake.

Low Political Risk Profile*
[Pie chart reflecting by percentage a breakdown of the location of Homestake's operations:
U.S.  26%
Other  3%
Canada  13%
Australia  58%]

*Based on Reserves and Mineralized Material

   December 31, 1997

Homestake Operations
[Map reflecting the location of Homestake's operations.]

5 Year Impact:  1998 - 2002
o  Plutonic to contribute Two of the Top Eight Mines in Homestake
                              Homestake & Plutonic
            Gold Production:  11.2 Million Ounces at $223 per Ounce
[Pie chart reflecting by percentage gold production of each mine of Homestake, including the Plutonic mines:
Ruby Hill  5%
Williams  8%
Eskay Creek  17%
Super Pit  14%
Plutonic  15%
Darlot/Centenary 6%
Homestake 9%
Round Mountain  6%
Other  20%]

Homestake & Plutonic
[Graph reflecting Annual Gold Production (in Millions of Ounces) for both Homestake and Plutonic from 1975 through 1997, along with estimates for 1998 and 1999.]

Homestake Cost Reductions
Total Cash Cost Per Ounce of Gold
[Graph of Total Cash Cost Per Ounce of Gold from 1981 to 1997, along with estimates for 1998 and 1999.]

World Cost Curve
Western World Cash Cost for Gold Production
[Graph of Western World Cash Cost for Gold Production for 1986 and 1996, showing Homestake position in 1986 and 1997, Darlot Mine and Plutonic Mine.]

Homestake Mine
[Picture of Homestake Mine.]
o   Lead, South Dakota
o   120 Years of Operation
o   39.0 Million Ounces Produced
o   2.8 Million Ounces of Reserves
o   New Mining Plan

Williams and David Bell Mines
[Picture of Williams Mine and David Bell Mine.]
o   Northwestern Ontario
o   Homestake has a 50% Interest
o   Williams Largest Canadian Underground Gold Producer
o   8.0 Million Ounces Produced
o   3.3 Million Ounces of Reserves

Round Mountain Mine
[Picture of Round Mountain Mine.]
o   Round Mountain, Nevada
o   Homestake has a 25% Interest
o   Largest Heap-Leach Gold Mine in the World
o   5.6 Million Ounces Produced
o   1.8 Million Ounces of Reserves

Eskay Creek
[Picture of Eskay Creek Mine.]
o   Northwestern British Columbia
o   High Grade Gold and Silver Mine
o   1.9 Million Gold Equivalent Ounces Produced
o   Reserves:  1.3 Million Ounces of Gold
              59.2 Million Ounces of Silver
              (2.6 Million Ounces Gold Equivalent)

Ruby Hill
[Picture of Ruby Hill Mine.]
o   Construction started in February 1997
o   First Gold Pour was on November 6, 1997
o   Mine is Now Fully Operational
o Gold production in 1998 is estimated at 110,000 ounces at a Cash Cost of $123/oz

Western Australian Gold Province
[Map of Western Australia showing location of Plutonic Mines.]

Kalgoorlie Mines
[Picture of Kalgoorlie Mines.]
o   Western Australia
o   Australia's Largest Gold Producer
o   45 Million Ounces Produced in the "Golden Mile"
o   5.9 Million Ounces of Reserves

Plutonic Mine
[Picture of Plutonic Mine.]
o   Outstanding Long Life Mine Transitioning to Underground Mine
o   Annual Production 320,000 Ounces at $195 Per Ounce
o   Substantial Exploration Upside
o   1.5 Million Ounces Produced
o   1.1 Million Ounces of Reserves
o   28.5 Million tons at 0.217 oz/ton of Mineralized Material

Plutonic Mine

Area 54
               Estimated
               True Width    Grade
               (m)          (g/t Au)
               4.0             7.9
               3.0            10.3
               1.5             3.9
               5.0            13.9
               5.0             8.5
               2.0             6.3
               1.9             3.1
               7.8            22.2
               6.0            18.5
               5.5            17.2
               4.0            35.3
Weighted
Average        4.1            15.7
[Map of Zone 124 and Area 54]

Darlot/Centenary
[Picture of Darlot/Centenary.]
o Centenary Deposit Discovered 1996 next to Darlot Mine (500K Ounces Historical Production)
o   Low Cost Underground Mine Being Developed
o   Annual Production 150,000 Ounces at $175 per Ounce
o   Substantial Exploration Upside
o   1.6 Million Ounces of Reserves
o   3.2 Million tons at 0.206 oz/ton of Mineralized Material

Darlot/Centenary
CENTENARY PROJECT
[Map of Centenary Project.]

Lawlers
[Picture at Lawlers.]
o Old Mining District Finding New Life in Underground (600K Ounces of Historical Production)
o   New Holland Deposit Providing High Grade Low Cost Ounces
o   Annual Production 50-90,000 Ounces at $240 Per Ounce
o   0.2 Million Ounces of Reserves
o   Excellent Exploration Potential

Operational Skills
o   Wide Variety of Mining Experience
    o   10 Underground Mines
    o   6 Open Pit Mines
    o   Familiarity With Modern Mining Techniques
o   Metallurgical Know-How
    o   Recognized Pioneer for 120 Years
    o   Refractory Ore Experience (Autoclaving, Roasting, Flotation, Bioleach,
        Etc.)
o   Strong Safety Performance
o   Environmental Leadership

Exploration
Exploration Expenditures
[Bar Graph showing exploration expenditures for Homestake:
1993  -  $17 million
1994  -  $21 million
1995  -  $33 million
1996  -  $45 million
1997  -  $48 million]

Attractive Exploration Opportunities
o Homestake Will Have a Large Number of Attractive Exploration Prospects in Western Australia
    o Australia's most prolific gold province where Plutonic and Homestake have significant operations and experience
    o Will allow shift from grassroots emphasis to more advanced projects in Plutonic's portfolio
o   Exploration Potential at Existing Operations
    o   Finding cost in recent years around US$10/oz

Plutonic Locations
[Picture/Map of Western Australia showing location of Plutonic Mines.]

Plutonic
PLUTONIC - GRAM X METRES
Plutonic
[Map of Plutonic Mine, Plutonic and Plutonic Extended.]

Centenary Project
Centenary Project
Geochemical Anomalies
[Map of Gold Anomalies.]

Lawlers
Lawlers District
Tenement & Prospect Locations
[Map of Tenement & Prospect Locations.]

Financial Strength
o   Strong Balance Sheet
    o   $250 Million Cash
        Capitalization Ratio
    o   34% Total Debt/Total Capitalization
o   Strong Cash Flow Generator

Strategy For Growth
o Consider Acquisitions Large and Small Only If Accretive (or Expected to be Accretive Soon) and Enhance Growth Opportunities
o   Continued Strong Support for Exploration
o   Maximize Performance of Operations

Summary
o   The New Homestake is a Company With Strong Capabilities/Performance
o   Great Exploration Potential
o   Growth Strategy in Place
o   Strong Balance Sheet

   Market Can Not Long Ignore Changes in Homestake. As Continued Exploration Success, New Mine Development, Lower Costs, Improved Profitability and Above All, Sustainable Growth, Become Evident, These Improved Fundamentals Should be Reflected in Share Price.

Homestake vs. S&P Gold Index
[Graph comparing the S&P Gold Index with Homestake's Stock Price from 1/2/98 through 2/6/98 using a 1998 Base equal to 100 and a Weighted Monthly Average. The graph depicts Homestake's Stock Price valued higher at each point than the S&P Index. Specifically, on 2/6/98, Homestake was at 108 and the S&P Index was at 100.]

CAUTIONARY STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT. This document contains forward looking statements that are based on management's expectations and assumptions. They include statements preceded by the words "believe," "estimate," "expect," "intend," "will," and similar expressions, and estimates of reserves, future production and mine life, costs per ounce, reclamation and remediation costs, dates of construction completion, costs of capital projects and commencement of operations, exploration costs, and taxes. Actual results may differ materially from expectations.

Among the important factors that could cause actual results to differ materially are the following. Reserve estimation is an interpretive process based on drilling results and past experience as well as estimates of ore characteristics and mining dilution, prices, costs of mining and processing, capital expenditures and many other factors. Actual quality and characteristics of ore deposits cannot be known until ore is actually mined. Reserves change over time to reflect actual experience. Grades of ore processed at any time may also vary from reserve estimates due to geologic variations within areas mined. Production and mine lives may vary from estimates for particular properties and for the Company as a whole because of changes in reserves, variation in ore mined from estimated grade and metallurgical characteristics, unexpected ground conditions, mining dilution, labor actions, and government restrictions. Cash costs may vary due to changes from reserve and production estimates, unexpected mining conditions, and changes in estimated costs of equipment, supplies, utilities, labor costs and exchange rates. Noncash cost estimates, based on total capital costs and reserve estimates, change based on actual amounts of unamortized capital and changes in reserves. Cost savings estimates are based on expected ability to eliminate duplicative expenses, anticipated reduction in administrative facilities and relocation of certain personnel. Actual cost savings may be lower than estimated and realization of savings may be lower than expected.